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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Anixter International Inc., a Delaware corporation (the "Corporation"), which is going to file a Registration Statement on Form S-8 with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1933, as amended, in connection with the Corporation's 1996 Stock Incentive Plan, hereby constitutes and appoints Rod F. Dammeyer, Dennis J. Letham, and James E. Knox, and each of them, her or his true and lawful attorneys-in-fact and agents, with full power and all capacities, to sign the Corporation's Registration Statement on Form S-8 and any or all amendments thereto, including any prospectus or amended prospectus contained therein, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power of authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned and hereunto set his or her hand and seal as of the 9th day of May, 1996.



     /s/      Lord James Blyth                 /s/    John R. Petty
- ----------------------------------          ------------------------------
              Lord James Blyth                        John R. Petty

     /s/      Rod F. Dammeyer                  /s/    Sheli Z. Rosenberg
- ----------------------------------          ------------------------------
              Rod F. Dammeyer                         Sheli Z. Rosenberg

     /s/      Robert E. Fowler                 /s/    Stuart M. Sloan
- ----------------------------------          ------------------------------
              Robert E. Fowler                        Stuart M. Sloan

     /s/      Robert W. Grubbs                 /s/    Thomas C. Theobald
- ----------------------------------          ------------------------------
              Robert W. Grubbs                        Thomas C. Theobald

     /s/      F. Philip Handy                  /s/    Samuel Zell
- ----------------------------------          ------------------------------
              F. Philip Handy                         Samuel Zell

     /s/      Melvyn N. Klein
- ----------------------------------
              Melvyn N. Klein





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